RELIABLE. ANSWERS. Citi Global Property CEO Conference March 3-5, 2014 Exhibit 99.1 RELIABLE. ANSWERS.

RELIABLE. ANSWERS.
2
Contents
Asset Strategy
Operating Strategy
Capital Strategy
Why Duke Realty
4
9
17
20
26
33
37
42
Industrial Portfolio
Office Portfolio
Medical Office Portfolio
Development Capabilities
© 2014 Duke Realty Corporation

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

3 Three-Pronged Strategy for Success RELIABLE. ANSWERS. © 2014 Duke Realty Corporation

ASSET STRATEGY 4

5
$3.0B Acquisitions
$3.3B Dispositions
Office $2,438M
(74%)
Strategic Repositioning
Targets Achieved*
December 31, 2013
$1.5B Development
Portfolio Breakdown*
September 30, 2009
The Journey – Repositioning Goals Achieved
Office
56%
Medical
Office
5%
Industrial
36%
Retail
3%
Office
$131M
(4%)
Medical
Office
$747M
(25%)
Retail
$227M
(7%)
Industrial
$269M
(8%)
Medical
Office
$361M
(11%)
Office
25%
Medical
Office
15%
Industrial
60%
Office
$200M
(13%)
Medical
Office
$576M
(37%)
© 2014 Duke Realty Corporation
ASSET STRATEGY
Industrial
$2,159 M
(71%)
Industrial
$758 M
(50%)
*Based on NOI

6
2009 2010
$320M Dugan JV
acquisition
$413M CBRERT
disposition
$ 465M Premier
acquisition
2011 2012
2013
$98M CapTrust
Tower disposition
$320M USAA
portfolio acquisition
$666M in new
development starts
$355M Seavest
MOB acquisition
$520M in new
development starts
Launch Asset
Repositioning
Strategy
$1.1B Blackstone
disposition
$106M TA
acquisition
(Chicago / Calif)
$130M in new
development starts
$201M in new
development starts
$210M MOB
disposition
$135M Midwest
office disposition
$188M Pembroke
retail disposition
Asset Repositioning Milestones
ASSET STRATEGY
$92M Harbin
MOB acquisition
$125M California
acquisitions
© 2014 Duke Realty Corporation

7
Accretive to Cash Flow
6.7%
TTM
Economic
Yield
*
7.6%
In-place
Yield
6.5%
In-place
Yield
Accretive to Cash Flow!
Repositioning & Capital Deployment Activity since 2009
ASSET STRATEGY
$3.3B
of Dispositions
© 2014 Duke Realty Corporation
Average age 13 years
Primarily Midwest markets
90% pre-leased and typically
monetizing Duke Realty land
Name brand customers and
strong risk-adjusted yields
Irreplaceable bulk industrial in
major markets such as
California, New Jersey,
Pennsylvania, Chicago and
South Florida
$1.5B
of Development
$3.0B
of Acquisitions
*TTM NOI less TTM TI’s, LC’s and maintenance capex

8
Superior Asset Quality
Highest quality portfolio of large, modern bulk industrial assets in key distribution markets
Best in class MOB development platform and portfolio,  with
newest properties and highest hospital system credit
Suburban office portfolio now less than 25%, with NOI growth opportunities through lease up and growth in markets such as
Raleigh, South Florida and Nashville
Built-in annual rent escalations fueling same property growth
ASSET STRATEGY
© 2014 Duke Realty Corporation

ASSET STRATEGY INDUSTRIAL PORTFOLIO 9

Leverage 40 years of industrial operating and development experience as primary driver of company growth
Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
Geographic strategy focused on major markets in key trucking, rail and shipping corridors
Growing NOI stream with contractual rent escalations and increasing rental rates, market rent growth along with low capital expenditures
Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
Utilize land positions in existing markets to grow platform through higher yield development
Strategically seek acquisition opportunities in higher rent growth markets
10
Industrial Strategy
INDUSTRIAL
© 2014 Duke Realty Corporation

© 2014 Duke Realty Corporation
64 Million
Total SF
52 Million
Total SF
10 Million
Total SF
Building Size Breakdown
I-------------Building Size------------I
Premier Quality Industrial Portfolio
11
INDUSTRIAL
100K-500K SF:
51%
>500K SF:
41%
<100K SF: 8%
Average Tenant Size
(in square feet)
22K
92K
520K
Occupancy
93.0%
92.8%
98.3%
<100K SF 100K-500K SF >500K SF
<100K SF
100K-500K SF
>500K SF
I-----------------Building Size----------------I

2009 Concentration
Evolution of Industrial Geographic Concentration
(1)
2013 Concentration
Indianapolis
Cincinnati
South Florida
Raleigh
Atlanta
Dallas
St. Louis
Nashville
Columbus
Central Florida
Minneapolis
Savannah
Washington DC
Houston
Northern
California
Phoenix
Chicago
Baltimore
Seattle
New Jersey
Pennsylvania
Southern
California
Increased the size of
industrial portfolio by
adding $2.4B of new
industrial investments
Improved the quality and
number of regions by
expanding to crucial high
growth markets, such as:
– South Florida
– Southern California
– Northern California
– New Jersey
– Pennsylvania
Industrial Portfolio Transformation
12
INDUSTRIAL
© 2014 Duke Realty Corporation
Now 15% of
Industrial NOI
Note
1. Does not account for “Other East” and “Other Midwest” markets
< $100MM
$200MM – $300MM
$300MM – $450MM
$100MM – $150MM $150MM – $200MM
> $450MM

Peer U.S. Industrial Exposure
(in millions of square feet¹)
Well Positioned for E-Commerce and Supply Chain Trends
(1) Estimates based on pro rata ownership % of domestic, industrial-only facilities.  Source: Q4 2013 company supplementals.
Source: Per CoStar database based on wtd avg RBA, bulk and flex categories, November 2013.  LPT includes Cabot transaction, DRE internally calculated.
Source: Estimates based on domestic, industrial-only facilities per Q4 2013 company supplementals
Best in Class Domestic Industrial Portfolio
INDUSTRIAL
© 2014 Duke Realty Corporation
13
249
110
74
63 63
32
PLD DRE LPT DCT FR EGP
89
110
148
153
166
249
FR EGP LPT PLD DCT DRE
Average Building Size
(000’s square feet)
27
22
21
19
16
11
FR
EGP
PLD
DCT
LPT
DRE
Average Building Age
(in years)

14
Source:  CoStar and Duke Realty, as of 12/31/13
Industrial Portfolio Significantly Outperforms Market
Q4 2013 Same Property Growth of 3.2%
Q4 2013 Rental Rate Growth of 4.8% on renewal leases
INDUSTRIAL
© 2014 Duke Realty Corporation
Duke Realty Occupancy Market Occupancy
96.1%
93.2%
98.9%
92.9%
98.7%
91.3%
97.5%
92.8%
100.0%
95.3%
92.0%
92.2%
Indianapolis Chicago
Columbus
All DRE Markets Cincinnati Dallas

Strong Market Rent Growth Momentum
E-Commerce Sales Growth Very Strong
Market rent growth continues to
accelerate.  Projections are 3.3%
average annual growth through 2017
Big box continues to outperform
Duke Realty market rent growth
outperforming the PPR54
Duke Realty actual net effective rent
growth for industrial trending up: +4.8%
for Q4
E-commerce sales growth currently growing
at a double digit rate over conventional
retail
E-commerce currently 9% of all retail sales,
trending towards 20% by 2020
Duke Realty a leading national facility
operator/developer to major users of
modern bulk industrial space
Duke markets
Big Box
Duke markets
all sizes &
PPR Forecast
Duke markets
Small Box
Non- Duke
markets Big Box
Big Box : Strong Rent Growth & E-Commerce Trends
15
INDUSTRIAL
E-commerce sales growth
Overall retail sales growth
98
100
102
104
106
108
110
11Q2 11Q4 12Q2 12Q4 13Q2 13Q4 14Q2 14Q4
(5%)
5%
15%
25%
35%
02 03 04 05 06 07 08 09 10 11 12 13
© 2014 Duke Realty Corporation
Graph sources: CoStar / PPR; E-commerce & retail sales figures are 4Q rolling avg, total retail ex-autos, gas and fuel; *PPR54 minus 22 Duke MSAs; Big Box 1990+ & 100K SF+; Small Box <100K SF

Funded from Recycling of Asset Dispositions and Accretive to AFFO
Home Depot Deployment
Center
Central Valley, CA
660,000 SF, 100% leased
JoAnne Stores
Central Valley, CA
635,000 SF, 100% leased
Redlands Commerce
Center
Inland Empire East
575,000 SF, 100% leased
Interport Building I
Houston, TX
600,000 SF, 100% leased
1130 Commerce Blvd
Southern NJ
386,000 SF, 100% leased
Sears Distribution Center
Northeast PA
1,026,000 SF, 100% leased
Crate & Barrel Distribution
Central NJ
950,000 SF, 100% leased
Electrolux
Chicago, IL
965,000 SF, 100% leased
Dade Paper
Miami, FL
226,000 SF, 100% leased
16
Select 2013 Industrial Acquisitions
INDUSTRIAL
© 2014 Duke Realty Corporation

ASSET STRATEGY OFFICE PORTFOLIO 17

Reached 25% target at year-end 2013 according to plan
Continue to sell older, non-strategic assets
Develop remaining office land bank primarily with build to
suit projects
Own highest quality assets in high growth office markets
Capitalize on improving economy and quality assets by
leasing up portfolio to historic levels
OFFICE
Office Strategy
18
© 2014 Duke Realty Corporation

19
Evolution of Office Geographic Concentration
Reduced the size of
office portfolio by
disposing of ~$2.2B of
investments
Reduced exposure to
markets such as:
Atlanta
Cincinnati
Chicago
Columbus
Minneapolis
2009 Concentration
2013 Concentration
< $100MM
$200MM $300MM
> $450MM
Atlanta
Chicago
St. Louis
Cincinnati
Columbus
Indianapolis
Minneapolis
Nashville
Cleveland
Dallas
Houston
Raleigh
Washington DC
Central Florida
South Florida
Note: Does not account  for DRE “Other East” markets. Basis at owner share in investment $ dollars  basis
Office Portfolio Transformation
OFFICE
© 2014 Duke Realty Corporation
–
$300MM $450MM
–
$100MM $150MM
–
$150MM $200MM
–

ASSET STRATEGY MEDICAL OFFICE PORTFOLIO 20

Growth industry, recession resistant asset class
Best in class development team able to produce consistent
development opportunities through economic cycles
Substantially all on-campus or aligned with major hospital
systems
Long term leases averaging over 12 years
Consistent NOI growth with typical leases including 2-3%
annual net rent escalations and expense increase pass-
throughs
MEDICAL OFFICE
Medical Office Platform Enhances Risk-adjusted Returns
21
© 2014 Duke Realty Corporation

In $Billions
1960
1970
1980
1990
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Visits per 1,000
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Very Well Positioned for Strong Industry Demand Trends
Annual Healthcare Expenditures
Source: U.S. Bureau of the Census
Affordable Care Act
People insured expected to increase by 30 to 50 million – increased demand for care
Number of physicians expected to increase – growing MOB space demand
Patient care shifting to more cost-efficient MOB settings with higher acuity of services
Reduced reimbursements should make real estate efficiency a priority – larger deals and floor plates
Healthcare system consolidation and physician practice acquisitions by hospitals grew 25% in the last 5 years – strong MOB demand and improving credit
Inpatient and Outpatient Trends
Source: Avalere Health, American Hospital Association
Annual Survey, U.S. Census Bureau
Outpatient Visits
22
MEDICAL OFFICE
2,500
2,000
1,500
1,000
500
0
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Inpatient visits
© 2014 Duke Realty Corporation

In-Service
Under
Development Total
Properties
63 11 74
Investment $
$1.2 B $204 M $1.4 B
Square Feet
5.3 M 590 K 5.9 M
Leased Occupancy
94% 93% 94%
MOB
On-Campus
MOB
Off-Campus
MOB Aligned w/
Health System
Investment by product type
As of 12/31/13
Medical Office Portfolio
23
MEDICAL OFFICE
© 2014 Duke Realty Corporation
3%
25%
72%

3%
1%
4%
5%
8%
5%
9%
2014
2015
2016
2017
2018
2019
2020

As of 12/31/13
Lease Expirations
(% of MOB In-Service Sq. Ft.)
High Quality, Growing Cash Flow and Strong Development Opportunities
Health System
Credit
Rating
(Moody's)
Rentable
SF
% of Tot
Square Feet
Veterans
Administration
Aaa 224,000 3.5%
Ascension Health Aa1 530,000 8.2%
Health & Hospital
Corp Marion County
Aa1 274,000 4.3%
Baylor Health Care
System
Aa2 452,000 7.0%
Catholic Health
Initiatives
Aa2 250,000 3.9%
Franciscan Alliance,
Inc.
Aa3 283,000 4.4%
Scott & White
Healthcare
A1 425,000 6.6%
Adventist Health Aa3 201,000 3.1%
Overall 56% of space leased
to “A” or better rated tenants
Top Health System Relationships
24
MEDICAL OFFICE
© 2014 Duke Realty Corporation

DRE
HCN HCP HR HTA VTR
Portfolio Size
Number of Properties 74 216 206 198 288 327
Square Feet
(in MM's)
5.9 14.1 14.1 13.9 14.1 18.0
Total Investment
(in $MM's)
$1,422 $3,496 $2,663 $3,062 $2,968 $3,768
Operating Statistics
Average Age
(1)
6 yrs
12 yrs 20 yrs -- 11 yrs 15 yrs
Square Feet / Property
80k SF
67k SF 68k SF 70k SF 49k SF 55k SF
Est'd Annualized NOI $ / SF
$17.4 $17.7
$15.1 $15.7 $15.9 $15.8
In-Service Occupancy
94% 95%
90% 85% 92% 92%
TTM Same Prop NOI Growth 3.3% 1.3% 2.3% 1.1% 3.0% 1.2%
% Leased to Health Systems 76% -- --
80%
-- --
% of MOB’s On-Campus / Aligned
(2)
97.4%
89.2% 94.4% 87.4% 96.0% 96%
Peer Comparison
Sources: Company filings as of Q4 2013
= #1 in metric
Bold
Best in Class Medical Office Platform
25
MEDICAL OFFICE
© 2014 Duke Realty Corporation
Notes
1. In service portfolio per disclosure or weighted on average investment basis per latest 10K filing
2. On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

ASSET STRATEGY DEVELOPMENT CAPABILITIES 26

40 years of experience in development
Land bank in strategic locations that can support approximately 55 million square feet of development (85% bulk industrial)
$611 million pipeline that is 89% leased with 8.4% GAAP yield, immediately accretive when complete.  2013 development starts projected to generate 17-18% profit margins, creating over $100 million in value
Strategic relationships with national customers, with 81% of development starts since 2009 repeat business
Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver most cost effective and profitable projects
Risk management policies in place to govern maximum development pipeline size and speculative development starts
DEVELOPMENT
Development Strategic Advantages
27
© 2014 Duke Realty Corporation

Strong Relative Development Pipeline
28
DEVELOPMENT
Development Will Drive Value Creation and Immediately Accretive
© 2014 Duke Realty Corporation
PLD DRE LPT DCT FR EGP PLD DRE LPT DCT FR EGP
$638
$611
$393
$222
$49
$56
64%
89%
69%
38%
29%
53%
Total US Pipeline Size
(in $ millions)
Pre-lease %
Note:  Pipeline size and pre-lease % only include domestic projects under development and exclude pre-stabilized in-service developments; however, pre-lease
% for PLD includes pre-stabilized developments already placed in-service due to no break-out in supplemental.  Source:  Q4 2013 company supplementals

Nashville Industrial
Dallas Office
Houston Industrial
Raleigh Office
Columbus Industrial
Baltimore Industrial
Indianapolis Industrial
New Jersey Industrial
Atlanta Industrial
Select 2013 Industrial & Suburban Office Development Starts
29
DEVELOPMENT
© 2014 Duke Realty Corporation
Two build-to-suits on Duke Realty land
1.7 million total SF in 50% owned JV
100% pre-leased
Build-to-suit on Duke Realty land for
Ace Hardware
534,000 SF
100% pre-leased; 10+ year lease term
Speculative development on Duke
Realty land
Newark airport submarket
494,000 SF
Build-to-suit on Duke Realty land
200,000 SF
100% pre-leased to major healthcare
services firm;  16 year lease term
Speculative development on
Duke Realty land
Airport submarket
240,000 SF
100% pre-leased to Amazon
Two build-to-suits on Duke Realty land
for HH Gregg and Fedex
480,000 total SF
100% pre-leased
Perimeter Two & Three on Duke Realty land
452,000 total SF
97% and 53% pre-leased, respectively
Regional distribution center build-to-suit for
Starbucks on Duke Realty land
680,000 SF;  8 year lease term
100% pre-leased
Build-to-suit on Duke Realty land at Port
of Baltimore for Amazon
1 million SF
100% pre-leased, 15 year lease term
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•

Department of Veterans Affairs
Tampa, FL
117,000 SF, 100% pre-leased
Palisades Healthcare
North Bergen, NJ
57,000 SF, 70% pre-leased
Baylor Healthcare (5 Facilities)
Dallas, TX
168,000 total SF
100% pre-leased
Centerre Baptist Rehab Hospital
Germantown, TN
53,000 SF, 100% pre-leased
Centerre/Mercy
Springfield, MO
60,000 SF, 100% pre-leased
TriHealth West Chester MOB
Cincinnati, OH
49,000 SF, 100% pre-leased
St. Vincent’s Women’s MOB
Carmel, IN
86,000 SF, 72% pre-leased
Healthcare Development Pipeline
30
DEVELOPMENT
© 2014 Duke Realty Corporation

Original Pre-lease %:
35% 87% 88% 97% 77% 86%
Current lease %:
91% 94% 99% 96% 87% 91%
Stabilized Cash Yield:
8.2% 8.6% 8.9% 7.8% 7.3% 7.7%
$373M
Total
$236M
Total
$130M
Total
$202M
Total
$520M
Total
$666M
Total
(in $ millions)
Historical Development Starts
31
DEVELOPMENT
© 2014 Duke Realty Corporation
84
16
74
19
302
372
188
220
56
120
194
179
101
63
23
114
2008 2009 2010 2011 2012 2013
Industrial Medical Office

Developable Square Feet
Industrial Office Primary Markets
Midwest 24.4 3.1 Indianapolis, Chicago, Cincinnati, Columbus, Minneapolis, & St. Louis
East 3.3 1.7 New Jersey, Baltimore, Raleigh and Washington D.C.
Southeast 9.5 1.9 Atlanta, Central Florida, South Florida and Nashville
Southwest 10.0 1.5 Phoenix, Dallas and Houston
Total 47.1 million SF 8.0 million SF
$562
million
HELD FOR
DEVELOPMENT
1) Includes our share of JV land ($62MM)
and excludes held for sale ($90MM)
Strategically located in key distribution markets and
vibrant commercial corridors
Cost feasibility and development strategies
completed for all land investments; Land fully zoned
for intended use
2013 sales from non-strategic parcels of $52 million
at a 20% gain over book basis; also monetized $62
million for development in 2013
Monetized on average $97 million per year from
sales and development since 2000
Strategic Land Bank to Drive Growth
32
DEVELOPMENT
Industrial
68%
Office
32%
© 2014 Duke Realty Corporation
1

OPERATING STRATEGY 33

Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and annual growth in AFFO per share (6% CAGR)
Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (5.1% growth on Q4 renewal rents)
Ability to push industrial rents because of occupancy and asset quality
2014 expected AFFO payout ratio of 72%, and current AFFO multiple of approximately 17.5x at the low end of sector and well positioned for continued growth
OPERATIONS
Operational Success and Future Growth Opportunities
34
© 2014 Duke Realty Corporation

Historical Occupancy Supports Additional Upside
35
Dec ‘06
OPERATIONS
Note:  Peak occupancy represents Stabilized or In-Service properties greater than 1 year, to adjust for merchant development program between 2005 and 2007.  Q4 2013 occupancy represents Total In-Service portfolio
© 2014 Duke Realty Corporation
Q4 2013 Occupancy Peak Occupancy
Bulk Industrial Medical Office Suburban Office
Total Portfolio
95.3%
93.7%
87.8%
94.2%
96.7%
95.8%
92.6%
95.3%
June ‘07
June ‘06
June ‘07

Accelerating Rent Growth
(Represents growth in annual net effective rent on renewal leases)
Strong Cash Flow Growth and Payout Ratio
Steady Same Property NOI Growth
Improving Operating Performance
36
Source: SNL, 2014
consensus,*
DRE at guidance * mid-point
Peer AFFO Payout Ratio Analysis
Industrial Average: 77%
Office Average: 83%
OPERATIONS
$0.76
$0.78
$0.82
$0.90
76%
74%
80%
86%
92%
0.70
0.76
0.82
0.88
2010 2011 2012 2013
AFFO/Share AFFO Payout Ratio
73%
86%
90%
72%
42%
57%
82%
84%
85%
BDN HIW PKY DRE FR PSB DCT EGP PLD
+0.9%
+3.2%
+2.5%
+3.7%
2010 2011 2012 2013
-4.8%
-0.9%
1.5%
3.1%
-4.7%
-3.4%
1.8%
4.3%
2010 2011 2012 2013
Portfolio Industrial Only
© 2014 Duke Realty Corporation
82%
89%
87%

CAPITAL STRATEGY 37

Achieved original leverage goals established in 2009
Continue to delever through assets sales and equity to fund highly pre-
leased development pipeline
Improved portfolio quality generating cash flow growth and improved coverage metrics
Well balanced annual debt maturities
Significant liquidity with $850 million LOC with little to no borrowings and low near-term maturities
Low percentage of secured and variable rate debt compared to peer group
Rated Baa2 by Moody’s and recent upgrade by S&P to BBB
CAPITAL STRATEGY
Balance Sheet Quality
38
© 2014 Duke Realty Corporation

Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
Recent actions demonstrate commitment to improved leverage profile
2010
Actual
2012
Actual
2013
Actual
Debt to
Gross Assets
46% 50% 46%
Debt + Preferred
to Gross Assets
55% 56% 50%
Fixed Charge
Coverage Ratio
1.8 : 1 1.8 : 1 2.3:1
(1)
Debt + Preferred /
EBITDA
8.9 9.3 7.7
(2)
(1)  Based on Q4 2013 annualized; (2) Proforma D+P
/ EBITDA based on Q4 2013 annualized EBITDA and
adjusted for asset repositioning on a full quarter basis.
Key Capital Metrics
39
CAPITAL STRATEGY
© 2014 Duke Realty Corporation

40
CAPITAL STRATEGY
Weighted Avg
Interest Rate
6.00% 5.70% 6.15% 5.90% 4.00% 5.50%
© 2014 Duke Realty Corporation
Balanced Debt Maturities
2014 2015 2016 2017 2018 Thereafter
JV Debt Secured Debt Unsecured Debt
($ in millions)
$1,990
$ 559
$ 670
$565
$601
$167
Only 29% of debt matures between
12/31/13 and 12/31/2016

BDN
PKY
HIW
DRE
LPT
PSB
EGP
FR
DCT
PLD
STAG

HIW
BDN
PKY
DRE
LPT
DCT
PLD
STAG
FR
EGP
PSB

Industrial Average: 12.0% Office Average: 9.7% Industrial Average: 44.1% Office Average: 43.1%
Key:
Office: BDN=Brandywine; HIW=Highwoods; PKY=Parkway
Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; LPT=Liberty; PLD=Prologis; PSB= PS Business Parks; STAG= STAG Industrial
Data source: SNL Financial, 2/21/14
Duke Realty Peer Debt Metrics
41
Low level of secured and variable rate debt
CAPITAL STRATEGY
Secured Debt / Total Debt
Variable Rate Debt / Total Debt
© 2014 Duke Realty Corporation
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.9%
4.1%
21.2%
8.1%
0.0% 0.0%
10.0%
12.9%
18.2%
19.7%
23.5%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
25.0%
25.8%
78.4%
25.9%
16.8%
20.0%
21.5%
40.6%
53.6%
55.9%
100.0%
creates flexibility and lowers volatility

WHY DUKE REALTY 42 RELIABLE. ANSWERS. © 2014 Duke Realty Corporation

Capital Strategy
Key Metrics 2010
Q4
2013
Fixed Charge Coverage 1.8 2.3
Debt Plus Preferred to EBITDA 8.9 7.7
Debt Plus Preferred to Gross Assets 55% 50%
Asset Strategy
Asset
Concentration
2010 2013
Industrial 43% 60%
Office 50% 25%
Medical Office 5% 15%
Operations Strategy
Key Metrics 2010 2011 2012 2013
2014
Midpoint
Core FFO Per Share $    1.15 1.15 1.02 1.10 1.15
Core AFFO Per Share $    0.76 0.78 0.82 0.90 0.94
Successfully repositioned portfolio towards industrial concentration
Successfully improved all key leverage metrics
Achieved consistent growth in AFFO per share of nearly 6% per year
6% CAGR
Duke Realty Score Card
43
Note: On a Q4 NOI basis.  2010 column excludes retail exposure of 2%
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PKY
HIW
BDN
DRE
PLD
EGP
DCT
FR
PSB
STAG
LPT

PKY
HIW
BDN
DRE
PLD
EGP
FR
PSB
DCT
LPT
STAG

HIW
BDN
PKY
DRE
PLD
LPT
PSB
DCT
FR
EGP
STAG

BDN
HIW
PKY
DRE
STAG
LPT
FR
PSB
DCT
PLD
EGP

KEY: Office: BDN=Brandywine; HIW=Highwoods; PKY=Parkway;  Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; LPT=Liberty; PLD=Prologis; PSB= PS Business
Parks; STAG= STAG Industrial.  Data source: SNL Financial, 2/27/14;  (1) Based on Street Research from 2/11/14 and 2/10/14.  Implied Cap Rate methodology excludes non-earning assets.
Valuation Statistics – Undervalued on Relative Basis
44
Price / 2014E FFO
Implied Cap Rate
Total Market Cap ($ in billions)
Price / 2014E AFFO
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© 2014 Duke Realty Corporation
13.6x
13.0x
10.0x
14.4x
23.1x
18.0x
16.7x
16.4x
16.3x
15.2x
14.7x
22.3x
18.9x
17.7x 17.6x
31.0x
23.9x 23.6x
23.4x
23.0x
19.7x
15.8x
$5.5
$5.3
$2.6
$10.4
$9.1
$4.1
$4.1
$3.5
$2.8
$1.9
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
7.2%
6.8%
6.6%
7.0%
7.1%
7.0%
6.7%
6.3%
5.8%
5.7%
5.4%
Industrial Average: 17.2x
Office Average: 12.2 x
Industrial Average: 22.9x
Industrial Average: 6.3%
Office Average: 19.6x
Office Average: 6.9%
$31.6
$32.0
Industrial Average: $8.2 Office Average: $4.5
Price / 2014E FFO
Implied Cap Rate
Total Market Cap ($ in billions)
Price / 2014E AFFO
Industrial Median:   $4.1

2014 Range of Estimates
$ in millions
45
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Metrics
2013
Actual
Pessimistic Optimistic
Key Assumptions
Core FFO per share $1.10 $1.11 $1.19
- Continued improvement in operating fundamentals
- Development projects
Core AFFO per share $0.90 $0.91 $0.97 - Continued benefits from asset repositioning strategy
Average Occupancy - In-Service 93.3% 93.25% 94.75%
- Positive momentum continued, although slower pace
- Expirations only 8% of portfolio
Same Property NOI Growth 3.7% 2.0% 4.0% - Occupancy growth slowing
- Improved rental rate assumptions
Building Acquisitions $555 $150 $300
- Remain highly selective in acquiring high quality industrial facilities
Building Dispositions $877 $500 $700 - Continue to prune remaining office and retail
Land Sale Proceeds $52 $30 $50 - Selling identified non-strategic parcels
- Demand improving
Development Starts $666 $350 $450 - Comprised of industrial and medical office
- Substantially pre-leased
Service Operations Income $27 $16 $22 - Consistent with fourth quarter 2013 levels
General & Administrative expense $43 $44 $40 - Continued efficiency gains

Talent and Leadership with Proven Ability to Execute
Superior Asset Quality
Strategically Located Land Bank and Experienced Development Capabilities
Proven Operational Success and Future Growth Opportunities
Balance Sheet Strength
Relative Value vs. Peers
Top Tier to Corporate Governance
*
Why Duke Realty?
46
*2013 ISS “Quickscore” rank in top 10% of the average of S&P500 companies.  For REIT sector, one of the leading
REIT research firm’s composite corporate governance metric ranks DRE in the 97  percentile on avg 2008 thru 2013.
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© 2014 Duke Realty Corporation
th

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Forward-Looking Statement
47
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities
Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results.  While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP.  We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at
www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.
© 2014 Duke Realty Corporation